Apollo Global Management, Inc. Third Quarter 2025 Earnings

3Q'25 Per Share YTD'25 Per Share GAAP Financial Measures ($ in millions, except per share amounts) Net Income Attributable to Apollo Global Management, Inc. Common Stockholders $1,712 $2.82 $2,735 $4.51 Segment and Non-GAAP Financial Measures ($ in millions, except per share amounts) Fee Related Earnings (“FRE”) $652 $1.04 $1,838 $2.97 Spread Related Earnings (“SRE”) $871 $1.40 $2,496 $4.04 Fee and Spread Related Earnings $1,523 $2.44 $4,334 $7.01 Principal Investing Income (“PII”) $50 $0.08 $111 $0.18 Adjusted Net Income ("ANI") $1,357 $2.17 $3,655 $5.91 Assets Under Management ($ in billions) Total Assets Under Management (“AUM”) $908 Fee-Generating AUM (“FGAUM”) $685 3Q'25 LTM 3Q'25 Business Drivers ($ in billions) Inflows $82 $219 Origination $75 $273 Gross Capital Deployment $99 $345 Third Quarter 2025 Financial Highlights • GAAP Net Income Attributable to Apollo Global Management, Inc. Common Stockholders was $1.7 billion for the quarter ended September 30, 2025, or $2.82 per share • Apollo's primary non-GAAP earnings metric, Adjusted Net Income, which represents the sum of FRE, SRE, and PII, less HoldCo interest and other financing costs and taxes, totaled $1.4 billion, or $2.17 per share, for the third quarter Note: This presentation contains non-GAAP financial information and defined terms which are described on pages 29 to 33. The non-GAAP financial information contained herein is reconciled to GAAP financial information on pages 26 to 28. Per share calculations are based on end of period Adjusted Net Income Shares Outstanding. YTD'25 per share amounts represent the sum of the last three quarters. See page 21 for the share reconciliation. “NM” as used throughout this presentation indicates data has not been presented as it was deemed not meaningful, unless the context otherwise provides. 1

(In millions, except per share amounts) 3Q'24 2Q'25 3Q'25 YTD'24 YTD'25 Revenues     Asset Management     Management fees $476 $583 $606 $1,376 $1,697 Advisory and transaction fees, net 181 277 378 617 850 Investment income (loss) 230 189 444 910 936 Incentive fees 35 58 51 108 149 Property management, development and other fees — — 8 — 8   Retirement Services     Premiums 389 107 117 1,163 351 Product charges 267 274 292 756 831 Net investment income 4,101 4,776 5,013 11,481 14,130 Investment related gains (losses) 1,539 (5) 2,254 3,082 1,421 Revenues of consolidated variable interest entities 552 550 654 1,329 1,796 Other revenues 3 5 6 9 16   Total Revenues 7,773 6,814 9,823 20,831 22,185 Expenses Asset Management     Compensation and benefits (605) (602) (761) (1,876) (2,108) Interest expense (55) (60) (64) (159) (184) General, administrative and other (326) (370) (409) (885) (1,087)   Retirement Services     Interest sensitive contract benefits (2,599) (3,428) (4,164) (7,307) (9,086) Future policy and other policy benefits (793) (527) (613) (2,431) (1,681) Market risk benefits remeasurement gains (losses) (524) 111 (131) (354) (405) Amortization of deferred acquisition costs, deferred sales inducements and value of business acquired (244) (292) (355) (678) (914) Policy and other operating expenses (670) (550) (573) (1,601) (1,665)   Total Expenses (5,816) (5,718) (7,070) (15,291) (17,130) Other Income (Loss) – Asset Management Net gains (losses) from investment activities 15 (268) 78 33 (208) Net gains (losses) from investment activities of consolidated variable interest entities 44 4 35 70 250 Other income (loss), net 70 13 33 68 (172) Total Other Income (Loss) 129 (251) 146 171 (130) Income (loss) before income tax (provision) benefit 2,086 845 2,899 5,711 4,925 Income tax (provision) benefit (317) (3) (438) (1,000) (684) Net income (loss) 1,769 842 2,461 4,711 4,241 Net (income) loss attributable to non-controlling interests (958) (212) (725) (1,620) (1,433) Net income (loss) attributable to Apollo Global Management, Inc. 811 630 1,736 3,091 2,808 Preferred stock dividends (24) (25) (24) (73) (73) Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $787 $605 $1,712 $3,018 $2,735       Earnings (Loss) per share Net income (loss) attributable to Common Stockholders - Basic $1.30 $1.00 $2.82 $4.96 $4.51 Net income (loss) attributable to Common Stockholders - Diluted $1.29 $0.99 $2.78 $4.94 $4.47 Weighted average shares outstanding - Basic 585 587 589 587 588 Weighted average shares outstanding - Diluted 589 590 608 590 592 GAAP Income Statement (Unaudited) 2

Third Quarter 2025 Business Highlights ✓ ✓ 3 Strong third quarter results across Asset Management and Retirement Services • Record quarterly FRE of $652 million driven by strong growth across fee related revenues from third-party management fee growth, robust capital solution fees, and higher fee related performance fees • Near-record quarterly SRE of $871 million supported by continued strong organic growth • Together, FRE and SRE totaled a record $1.5 billion in the third quarter, showcasing the strength of the combined earnings streams • Total AUM of $908 billion benefited from inflows of $82 billion in the third quarter and $219 billion over the last twelve months, driving a 24% increase year-over-year Continued execution on three strategic growth pillars • Origination: Robust quarterly origination activity of $75 billion driven by significant contributions from debt origination platforms and core credit • Global Wealth: Strong quarterly inflows of approximately $5 billion driven by sustained momentum in signature semi-liquid products, continued momentum on fixed income replacement-focused products, as well as recently announced initiatives to provide broader access to private markets globally • Capital Solutions: Near-record quarterly fee revenue of $212 million demonstrating Apollo's differentiated capabilities to provide flexible capital solutions through dynamic market environments Strategically allocating capital to drive stockholder value • Investments: Allocated approximately $190 million of strategic capital to fund various investments supporting future growth over the last twelve months, as well as issued 10 million shares during the third quarter in connection with the completion of the previously announced accretive acquisition of Bridge Investment Group ("Bridge") • Share Repurchases: Repurchased $356 million of common stock in the third quarter and more than $1.2 billion of common stock over the last twelve months • Dividends: Distributed more than $1 billion of common stock dividends over the last twelve months

($ in millions, except per share amounts) 3Q'24 2Q'25 3Q'25 YTD'24 YTD'25 Management fees $710 $816 $863 $2,034 $2,449 Capital solutions fees and other, net 159 216 212 508 582 Fee-related performance fees 57 63 73 155 190 Fee-related compensation (238) (279) (304) (698) (842) Non-compensation expenses (157) (189) (192) (490) (541) Fee Related Earnings $531 $627 $652 $1,509 $1,838 Net investment spread 1,086 1,060 1,118 3,053 3,226 Other operating expenses (112) (107) (107) (342) (328) Interest and other financing costs (118) (132) (140) (328) (402) Spread Related Earnings $856 $821 $871 $2,383 $2,496 Fee and Spread Related Earnings $1,387 $1,448 $1,523 $3,892 $4,334 Principal Investing Income $78 $47 $50 $132 $111 Segment Income $1,465 $1,495 $1,573 $4,024 $4,445 HoldCo interest and other financing costs1 (21) (36) (33) (51) (103) Taxes and related payables (312) (280) (183) (768) (687) Adjusted Net Income $1,132 $1,179 $1,357 $3,205 $3,655 ANI per share $1.85 $1.92 $2.17 $5.21 $5.91 1. Represents interest and other financing costs related to Apollo Global Management, Inc. not attributable to any specific segment. Total Segment Earnings 4

($ in millions, except per share amounts) 3Q'24 2Q'25 3Q'25 YTD'24 YTD'25 Management fees $710 $816 $863 $2,034 $2,449 Capital solutions fees and other, net 159 216 212 508 582 Fee-related performance fees 57 63 73 155 190 Fee-related compensation (238) (279) (304) (698) (842) Non-compensation expenses (157) (189) (192) (490) (541) Fee Related Earnings $531 $627 $652 $1,509 $1,838 Net investment spread 1,086 1,060 1,118 3,053 3,226 Other operating expenses (112) (107) (107) (342) (328) Interest and other financing costs (118) (132) (140) (328) (402) Notable items1 (25) — (25) (25) 10 Spread Related Earnings, Excluding Notable Items $831 $821 $846 $2,358 $2,506 Fee and Spread Related Earnings, Excluding Notable Items $1,362 $1,448 $1,498 $3,867 $4,344 Principal Investing Income $78 $47 $50 $132 $111 Segment Income, Excluding Notable Items $1,440 $1,495 $1,548 $3,999 $4,455 HoldCo interest and other financing costs (21) (36) (33) (51) (103) Taxes and related payables (307) (280) (178) (763) (689) Adjusted Net Income, Excluding Notable Items $1,112 $1,179 $1,337 $3,185 $3,663 ANI per share, Excluding Notable Items $1.81 $1.92 $2.14 $5.17 $5.93 Total Segment Earnings, Excluding Notable Items 5 1. Notable Items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments.

Segment Details

• Management fees increased 22% year-over-year driven by increasing contributions of third-party asset management inflows, record gross capital deployment, as well as strong growth from Retirement Services clients • Capital solutions fees grew 33% year-over-year primarily driven by continued strength across Apollo's broad debt origination ecosystem including through direct lending, asset-backed finance, and opportunistic credit transactions • Strong fee-related performance fees increased 28% year-over-year primarily driven by the sustained growth across a variety of perpetual capital vehicles • FRE grew 23% on a year-over-year basis, net of continued investment in hiring and infrastructure to support the firm's global strategic growth initiatives ($ in millions, except per share amounts) 3Q'24 2Q'25 3Q'25 % Change vs. 3Q'24 YTD'24 YTD'25 % Change vs. YTD'24 Management Fees Credit $518 $605 $632 22.0% $1,465 $1,806 23.3% Equity 192 211 231 20.3% 569 643 13.0% Total management fees 710 816 863 21.5% 2,034 2,449 20.4% Capital solutions fees and other, net 159 216 212 33.3% 508 582 14.6% Fee-related performance fees 57 63 73 28.1% 155 190 22.6% Fee Related Revenues $926 $1,095 $1,148 24.0% $2,697 $3,221 19.4% Fee-related compensation (238) (279) (304) 27.7% (698) (842) 20.6% Non-compensation expenses1 (157) (189) (192) 22.3% (490) (541) 10.4% Fee Related Earnings $531 $627 $652 22.8% $1,509 $1,838 21.8% FRE per share $0.87 $1.02 $1.04 19.5% $2.46 $2.97 20.7% FRE Margin 57.4% 57.3% 56.8% 55.9% 57.1% FRE Compensation Ratio 25.7% 25.5% 26.5% 25.9% 26.1% Asset Management Segment 1. Non-compensation expenses include placement fees of $11 million and $36 million, respectively, for 3Q'25 and YTD'25. YTD'24 non-compensation expenses include $15 million of costs related to the merger of two closed-end funds with MidCap Financial Investment Corporation, a publicly traded business development company managed by Apollo. 7

• Total AUM increased $175 billion or 24% year-over-year, primarily driven by $136 billion of inflows from Asset Management and $84 billion of gross inflows from Retirement Services, as well as mark-to-market appreciation, partially offset by $61 billion of outflows primarily driven by normal course activity at Athene and $21 billion of realization activity • Fee-Generating AUM increased $134 billion or 24% year-over-year. Asset Management contributed $98 billion of inflows, driven by fundraising across institutional and global wealth channels as well as $21 billion related to the acquisition of Bridge. Retirement Services contributed $84 billion of gross inflows, driven by robust organic growth, partially offset by $68 billion of outflows primarily driven by normal course activity at Athene and $8 billion of realization activity • Nearly 60% of total AUM and over 70% of total Fee-Generating AUM is comprised of perpetual capital, which is highly scalable and does not rely on cyclical drawdown fundraising dynamics Total AUM ($bn) Fee-Generating AUM ($bn) $631 $733 $908 $496 $598 $723 $135 $135 $185 Credit Equity 3Q'23 3Q'24 3Q'25 $468 $551 $685 $398 $479 $586 $70 $72 $99 Credit Equity 3Q'23 3Q'24 3Q'25 Perpetual Capital AUM ($bn) $352 $430 $520 $261 $320 $382 $49 $54 $57 $43 $56 $81 Athene Athora Other 3Q'23 3Q'24 3Q'25 8 Asset Management: Assets Under Management Note: AUM totals may not add due to rounding. 1. Perpetual Capital AUM derived from Athene includes assets, unfunded commitments, and available capital attributable to ADIP. 2. Other primarily includes Apollo Debt Solutions BDC ($24 billion), MidCap FinCo LLC ($14 billion), Apollo Commercial Real Estate Finance, Inc. ($10 billion), Apollo Diversified Real Estate Fund/Apollo Diversified Credit Fund ($7 billion), MidCap Financial Investment Corporation ($4 billion), Apollo Realty Income Solutions, Inc. ($2 billion) and other AUM related to a publicly traded business development company ($2 billion), among others. Other also includes third-party capital within Apollo Aligned Alternatives ($10 billion), with the remainder of its net asset value attributable to Athene ($14 billion). AUM related to MidCap Financial Investment Corporation and the publicly traded business development company is as of June 30, 2025. 21

$33 $43 $61 $82 $19 $18 $28 $26 $12 $34 $14 $26 $21 $23 Asset Management Retirement Services 4Q'24 1Q'25 2Q'25 3Q'25 $131 $74 $128 $155 $152 $219 $31 $37 $71 $53 $81 $90 $37 $45 $28 $37 $48 $63 $71 $84 $72 Asset Management Retirement Services 2020 2021 2022 2023 2024 LTM 3Q'25 • Gross inflows of $82 billion during the third quarter, includes near-record quarterly organic inflows of $49 billion, and $219 billion over the last twelve months • Inflows from Asset Management of $59 billion in the third quarter were driven by the acquisition of Bridge, as well as third-party institutional and global wealth inflows into credit-focused strategies, including third-party insurance separately managed accounts • Second highest quarterly organic inflows from Athene totaling $23 billion, reflective of strong retail annuity sales, funding agreement issuances, and flow reinsurance activity ($ in billions) Asset Management: Inflows inorganic inorganic Note: Totals may not add due to rounding. Inflows from Retirement Services include organic inflows from Athene, as detailed on page 13, as well as inorganic inflows from Athene and Athora. 9 inorganic inorganicinorganic

• Spread Related Earnings, Excluding Notable Items, increased 6% on a year-to-date basis, primarily driven by robust net organic growth and greater alternative net investment income • Spread Related Earnings in the third quarter included a 10% return from Athene's alternative investment portfolio; considering management's long-term expected average annual return of 11% would have resulted in $37 million of additional alternative net investment income 1. Refers to the amount that as-reported alternative net investment income is below (above) management's long-term expectation of an 11% average annual return. Management's long-term expectation is based on historical experience and provides investors with supplemental information for period-to-period comparability as well as a basis for developing expectations of future performance. There is no assurance that management's expected long-term average annual return will be achieved. Actual results may differ materially. ($ in millions, except per share amounts) 3Q'24 2Q'25 3Q'25 % Change vs. 3Q'24 YTD'24 YTD'25 % Change vs. YTD'24 Fixed income and other net investment income $2,806 $3,179 $3,423 22.0% $7,893 $9,516 20.6% Alternative net investment income 236 319 321 36.0% 670 955 42.5% Strategic capital management fees 27 32 35 29.6% 76 96 26.3% Cost of funds (1,983) (2,470) (2,661) 34.2% (5,586) (7,341) 31.4% Net Investment Spread 1,086 1,060 1,118 2.9% 3,053 3,226 5.7% Other operating expenses (112) (107) (107) (4.5)% (342) (328) (4.1)% Interest and other financing costs (118) (132) (140) 18.6% (328) (402) 22.6% Spread Related Earnings $856 $821 $871 1.8% $2,383 $2,496 4.7% SRE per share $1.40 $1.33 $1.40 —% $3.87 $4.04 4.4% Notable items (25) — (25) —% (25) 10 NM Spread Related Earnings, Excluding Notable Items $831 $821 $846 1.8% $2,358 $2,506 6.3% SRE per share, Excluding Notable Items $1.36 $1.33 $1.36 —% $3.83 $4.06 6.0% Net Spread 1.44% 1.22% 1.24% (20) bps 1.38% 1.24% (14) bps Net Spread, Excluding Notable Items 1.40% 1.22% 1.21% (19) bps 1.37% 1.25% (12) bps Alternative net investment income delta to long-term expectation1 $81 $36 $37 $291 $102 Alternative net return delta to long-term expectation 2.81% 1.14% 1.12% 3.31% 1.02% Impact to Net Spread 0.13% 0.05% 0.05% 0.16% 0.05% Retirement Services Segment 10

(% of average net invested assets) 3Q'24 2Q'25 3Q'25 % Change vs. 3Q'24 YTD'24 YTD'25 % Change vs. YTD'24 Fixed income and other net investment income 4.96% 4.97% 5.12% 16 bps 4.82% 4.97% 15 bps Alternative net investment income 8.19% 9.86% 9.88% 169 bps 7.69% 9.98% 229 bps Net Investment Earnings 5.12% 5.21% 5.34% 22 bps 4.96% 5.21% 25 bps Strategic capital management fees 0.05% 0.05% 0.05% 0 bps 0.04% 0.05% 1 bp Cost of funds (3.34)% (3.68)% (3.79)% 45 bps (3.24)% (3.65)% 41 bps Net Investment Spread 1.83% 1.58% 1.60% (23) bps 1.76% 1.61% (15) bps Other operating expenses (0.19)% (0.16)% (0.15)% (4) bps (0.20)% (0.17)% (3) bps Interest and other financing costs (0.20)% (0.20)% (0.21)% 1 bp (0.18)% (0.20)% 2 bps Net Spread 1.44% 1.22% 1.24% (20) bps 1.38% 1.24% (14) bps Notable items (0.04)% —% (0.03)% (1) bp (0.01)% 0.01% NM Net Spread, Excluding Notable Items 1.40% 1.22% 1.21% (19) bps 1.37% 1.25% (12) bps Net investment earnings, excluding notable items 5.12% 5.21% 5.32% 20 bps 4.96% 5.21% 25 bps Cost of funds, excluding notable items (3.38)% (3.68)% (3.80)% 42 bps (3.25)% (3.64)% 39 bps Net investment spread, excluding notable items 1.79% 1.58% 1.57% (22) bps 1.75% 1.62% (13) bps Alternative net return delta to long-term expectation 2.81% 1.14% 1.12% 3.31% 1.02% Impact to Net Spread 0.13% 0.05% 0.05% 0.16% 0.05% ($ in millions) Average net invested assets $237,810 $268,703 $280,607 18.0% $230,101 $268,056 16.5% Average net invested assets - fixed income 226,295 255,789 267,607 18.3% 218,492 255,303 16.8% Average net invested assets - alternatives 11,515 12,914 13,000 12.9% 11,609 12,753 9.9% Retirement Services: Return on Asset View 11

1.22% 0.18% (0.04)% (0.11)% (0.01)% 1.24% 2Q'25 3Q'25 Higher net cost of funds on new business vs. run-off, partially offset by favorable notable items Investment Portfolio Highlights Retirement Services: Portfolio & Spread Highlights 12 Retirement Services Net Spread Bridge (QoQ) 1. As of September 30, 2025, 97% of $219 billion of available-for-sale securities designated NAIC 1 or 2. 2. Athene’s statutory fixed income impairments adjusted to include changes in mortgage loan specific reserves in relation to average invested assets of regulated entities in the U.S. and Bermuda. 3. Industry average represents U.S. statutory impairments adjusted to include changes in mortgage loan specific reserves per SNL Financial. Industry average includes AEL, AMP, BHF, CRBG, EQH, FG, LNC, MET, PFG, PRU, VOYA and Transamerica. Trailing five-year average (2020-2024). 4. Defined as Athene's net invested assets, which totaled $286 billion, as of September 30, 2025. 5. Floating rate assets at notional were approximately $50 billion, or approximately 17% of Athene’s net invested assets. Floating rate liabilities at notional were approximately $44 billion, or approximately 15% of Athene's net invested assets, as of September 30, 2025. 6. Other items represent various items primarily including strategic capital management fees, operating expenses, interest and other financing costs and changes in asset mix. • 97% of Athene’s fixed income portfolio1 is invested in investment grade assets • Apollo Asset Management aims to generate 30 to 40 basis points of asset outperformance across Athene's portfolio • Focus on directly originated, senior secured loans where control of origination results in better risk-adjusted return • Historical average annual credit losses across total portfolio of 11 basis points2 over the past five years compared to 13 basis points for the industry3 • Floating Rate Portfolio: 2%, or $6 billion, of Athene's portfolio4 is invested in floating rate assets, net of floating rate liabilities5, which declined $9 billion during the third quarter due to the execution of hedging actions • Athene held $11.0 billion of cash and cash equivalents, or 3.8% of net invested assets, as of September 30, 2025 1.22% 0.16% (0.04)% (0.12)% (0.01)% 1.21% 2Q'25 3Q'25 Retirement Services Net Spread, Excluding Notable Items Bridge (QoQ) Asset prepayments amid tight spreads Higher income from on-the-margin deployment, higher call income and favorable notable items Other items, net6 Asset prepayments amid tight spreads Higher net cost of funds on new business vs. run-off Higher income from on-the-margin deployment and higher call income Other items, net6

$704 $1,148 $1,255 $1,421 $1,255 $2,509 $2,469 $3,108 $3,224 $3,337 FRE SRE 2016 2017 2018 2019 2020 2021 2022 2023 2024 LTM 3Q'25 Retail1: Record quarterly FIA and RILA volumes as well as strong MYGA sales amid continued secular demand for retirement savings products Flow Reinsurance: Activity driven by strong volume from U.S. clients and continued demand from APAC clients Funding Agreements2: Strong quarterly inflows driven by diversified activity across sub-channels with record FABN issuances across four different currencies Other: Solid activity for Stable Value and includes initial structured settlement issuances $9 $13 $28 $48 $71 $69 5 7 8 21 36 27 4 6 6 5 9 3 6 11 8 10 29 33 2016 2018 2020 2022 2024 YTD'25 1. Includes Fixed Indexed Annuities ("FIA"), Registered Index-Linked Annuities ("RILA"), and Multi-year Guarantee Annuities ("MYGA"), amongst others. 2. Comprised of funding agreements issued under Athene's funding agreement backed notes (“FABN”) program, secured and other funding agreements, which include Athene's funding agreement backed repurchase agreement (“FABR”) program and direct funding agreements, funding agreements issued to the Federal Home Loan Bank (“FHLB”) and long-term repurchase agreements. 3. For periods prior to 2022, SRE represents Athene’s historically reported adjusted operating income available to common stockholders excluding the change in fair value of Apollo Operating Group Units, equity-based compensation related to Athene’s long-term incentive plan, and operating income tax. Retirement Services: Strong Growth Profile Athene Gross Organic Inflows Spread Related Earnings3 ~8x ($ in billions) ~95% correlation between SRE and FRE growth 13 ($ in millions) 3Q'25 Highlights:

($ in millions, except per share amounts) 3Q'24 2Q'25 3Q'25 % Change vs. 3Q'24 YTD'24 YTD'25 % Change vs. YTD'24 Realized performance fees $331 $219 $201 (39.3)% $600 $610 1.7% Realized investment income 17 13 18 5.9% 42 59 40.5% Realized principal investing compensation (253) (168) (155) (38.7)% (464) (511) 10.1% Other operating expenses (17) (17) (14) (17.6)% (46) (47) 2.2% Principal Investing Income $78 $47 $50 (35.9)% $132 $111 (15.9)% PII per share $0.13 $0.08 $0.08 (38.5)% $0.21 $0.18 (14.3)% PII Compensation Ratio 72.7% 72.2% 70.7% 72.3% 76.3% Principal Investing Segment 14 • Realized performance fees of $201 million in the third quarter continue to be cyclically light as monetization activity from sizeable flagship private equity and hybrid funds remains prudently delayed amid an uncertain exit environment • Realized principal investing compensation of $155 million in the third quarter reflects a period of lower realized performance fees and translates to a compensation ratio of 71%, which is within the range of management's long-term expectations

• Performance Fee-Eligible AUM of $307 billion increased 39% year-over-year due to strong growth in performance fee-eligible Credit strategies, particularly direct origination and opportunistic credit, certain flagship private equity funds, as well as $32 billion from funds associated with the acquisition of Bridge • Performance Fee-Generating AUM of $214 billion increased 50% year-over-year due to robust capital deployment activity and Credit funds moving into carry • Dry Powder was $75 billion as of quarter-end, including $58 billion of Dry Powder with future management fee potential, of which approximately 70% is in Credit Performance Fee-Eligible AUM ($bn) Performance Fee-Generating AUM ($bn) Dry Powder ($bn) Note: AUM and Dry Powder totals may not add due to rounding. Dry Powder includes capital available for investment included within performance fee-eligible AUM as well as capital available for investment which does not earn any performance fees. Performance Fee AUM and Dry Powder 15 $177 $130 Credit Equity $135 $79 Credit Equity $43 $32 Credit Equity $307 billion $214 billion $75 billion

Investment Performance Highlights Net Accrued Performance Fee Receivable1 (QoQ) Appreciation / gross returns 3Q'25 LTM 3Q'25 Credit Direct Origination 2.8% 11.3% Opportunistic Credit 4.7% 11.0% Multi-Credit 2.6% 7.9% Asset-Backed Finance 3.0% 11.8% Equity Flagship Private Equity 2.4% 7.8% Hybrid Value 4.7% 19.2% $2.55 +$0.55 ($0.21) $2.89 Net unrealized performance fees/other2 2Q'25 Net realized performance fees3 1. Net Accrued Performance Fee Receivable represents the sum of performance allocations and incentive fees receivable, less profit sharing payable as reported on the consolidated statements of financial condition, and includes certain eliminations related to investments in consolidated funds and VIEs and other adjustments. 2. Net unrealized performance fees include (i) unrealized performance fees, net of unrealized profit sharing expense, (ii) certain transaction related charges, and excludes general partner obligations to return previously distributed performance fees. Other primarily reflects the timing differences between previously recognized net realized performance fees versus the cash received and paid during the current period, driven by the opportunistic credit funds we manage. 3. Net realized performance fees includes (i) realized performance fees, net of realized profit sharing expense and (ii) fee-related performance fees. 3Q'25 $1,572 $365 $(132) $1,805 Investment Performance Highlights and Net Accrued Performance Fees 16 ($ in millions, except per share amounts)

HoldCo & Asset Management Summary Balance Sheet Highlights1 Financial Strength Ratings ($ in millions, except per share amounts) 2Q'25 3Q'25 Cash and cash equivalents $2,382 $2,779 Investments, net 3,040 3,251 Net accrued performance fees receivable2 1,572 1,805 Net clawback payable3 (106) (109) Debt (4,280) (4,775) Net Balance Sheet Value $2,608 $2,951 Net Balance Sheet Value per share $4.24 $4.73 Net Balance Sheet Value / AUM 0.31% 0.32% Adjusted Net Income Shares Outstanding 615 624 A2 / A / A Apollo Asset Management rated by Moody's, S&P, Fitch A1 / A+ / A+ / A+ Athene4 rated by Moody's, S&P, Fitch, A.M. Best 1. Amounts presented are for Apollo Global Management, Inc. and consolidated subsidiaries, and excludes Athene and consolidated VIEs. 2. Net accrued performance fees receivable excludes profit sharing expected to be settled in the form of equity-based awards. 3. Net clawback payable includes general partner obligations to return previously distributed performance fees offset by clawbacks from certain employees and former employees for the potential return of profit sharing distributions. 4. Represents financial strength ratings of Athene's primary insurance subsidiaries. Capital Strength 17 A2 / A / A Apollo Global Management rated by Moody's, S&P, Fitch • Deployed $356 million for share repurchases in the third quarter, including $182 million for opportunistic share repurchases in addition to repurchases to offset dilution from share issuances under equity incentive plans • Issued approximately 10 million shares during the third quarter in connection with the completion of the previously announced accretive acquisition of Bridge • Returned a total of $1.5 billion of capital to stockholders over the last twelve months through a combination of dividends paid and opportunistic share repurchases, while allocating approximately $190 million of capital to strategically invest in future growth of the business

Supplemental Details

($ in millions) Credit3 Equity Total Beginning Balance $689,573 $150,032 $839,605 Inflows 44,004 38,059 82,063 Outflows2 (13,711) (843) (14,554) Net Flows 30,293 37,216 67,509 Realizations (2,017) (3,993) (6,010) Market Activity 5,330 1,937 7,267 Ending Balance $723,179 $185,192 $908,371 Three Months Ended September 30, 2025 ($ in millions) Credit3 Equity Total Beginning Balance $597,796 $135,411 $733,207 Inflows2 164,448 58,276 222,724 Outflows2 (60,089) (4,504) (64,593) Net Flows 104,359 53,772 158,131 Realizations (9,272) (11,738) (21,010) Market Activity 30,296 7,747 38,043 Ending Balance $723,179 $185,192 $908,371 Twelve Months Ended September 30, 2025 ($ in millions) Credit3 Equity Total Beginning Balance $562,039 $76,269 $638,308 Inflows 38,065 24,157 62,222 Outflows2 (17,422) (1,031) (18,453) Net Flows 20,643 23,126 43,769 Realizations (1,529) (873) (2,402) Market Activity 5,066 285 5,351 Ending Balance $586,219 $98,807 $685,026 ($ in millions) Credit3 Equity Total Beginning Balance $479,010 $72,013 $551,023 Inflows2 145,173 38,329 183,502 Outflows2,4 (58,658) (9,291) (67,949) Net Flows 86,515 29,038 115,553 Realizations (5,272) (2,928) (8,200) Market Activity 25,966 684 26,650 Ending Balance $586,219 $98,807 $685,026 Twelve Months Ended September 30, 2025 Fee-Generating AUM Rollforward1 Total AUM Rollforward1 1. Inflows at the individual strategy level represent subscriptions, commitments, and other increases in available capital, such as acquisitions or leverage, net of inter-strategy transfers. Outflows represent redemptions and other decreases in available capital. Realizations represent fund distributions of realized proceeds. Market activity represents gains (losses), the impact of foreign exchange rate fluctuations and other income. 2. For LTM 3Q'25, inflows and outflows reflected above include $3.4 billion and $2.0 billion for Total AUM and FGAUM, respectively, related to a strategy realignment of certain funds from Credit to Equity as of January 1, 2025 with no impact to net flows presented above. Included in the 3Q'25 outflows for Total AUM and FGAUM are $1.8 billion and $1.7 billion of redemptions, respectively. Included in the LTM 3Q'25 outflows for Total AUM and FGAUM are $6.7 billion and $6.0 billion of redemptions, respectively. 3. As of 3Q'25, Credit AUM includes $48.9 billion of CLOs, $5.9 billion from which Apollo earns fees based on gross assets and $43.0 billion of which relates to Redding Ridge, from which Apollo earns fees based on net asset value. 4. Included in the LTM 3Q'25 Equity outflows for FGAUM is $4.5 billion related to the expiration of Fund VIII's fee-paying period. AUM Rollforward 19 Three Months Ended September 30, 2025

• Third-party capital augments Athene's ability to grow and supported approximately 24% of Athene's strong organic new business volume in the third quarter 20 1. Net invested assets are a component of Apollo’s total AUM reported under the Asset Management segment and should not be viewed as additive to total AUM disclosed previously. 2. Funding agreements are comprised of funding agreements issued under Athene's FABN program, secured and other funding agreements, which include Athene's FABR program and direct funding agreements, funding agreements issued to the FHLB and long term repurchase agreements. 3. Other inflows include guaranteed investment and group annuity contracts issued in connection with defined contribution plans as well as structured settlements. 4. Gross inorganic inflows represent acquisitions and block reinsurance transactions. 5. Gross outflows include full and partial policyholder withdrawals on deferred annuities, death benefits, pension group annuity benefit payments, payments on payout annuities, payments related to interest, maturities and repurchases of funding agreements and block reinsurance outflows. 6. Represents outflows from funding agreements, pension group annuities, and multi-year guarantee fixed annuities, all of which occur based on defined maturities or substantially lapse upon reaching their contractual term. Amounts may vary on a quarterly basis, based on the timing of original issuance. 7. Represents outflows from fixed indexed annuities and other applicable products, which have varying degrees of predictability due to policyholder actions. 8. Represents partial annuity withdrawals to meet retirement income needs within contractual annual limits. 9. Represents outflows from policies that no longer have an active surrender charge in force. 10. Represents outflows from policies with an active surrender charge in force. 11. The outflow rate is calculated as outflows attributable to Athene divided by Athene average net invested assets for the respective period, on an annualized basis. 12. Year-to-date 2025 outflows exclude the 2Q'25 maturities of long-term repurchase agreements of $1.1 billion, or a rate of 1.6% for the respective period on an annualized basis, which may be renewed upon joint agreement of the parties based on a variety of factors. Retirement Services Flows & Invested Assets ($ in millions) 3Q'25 YTD'25 Flows by Channel Retail $10,046 $26,784 Flow reinsurance 2,542 9,506 Funding agreements2 9,724 32,575 Pension group annuities — 5 Other3 304 541 Gross organic inflows 22,616 69,411 Gross inorganic inflows4 — — Total gross inflows 22,616 69,411 Gross outflows5 (10,638) (26,260) Net flows $11,978 $43,151 Flows attributable to Athene vs. Third Parties Inflows attributable to Athene $17,138 $53,094 Inflows attributable to ADIP 4,962 14,937 Inflows ceded to third-party reinsurers 516 1,380 Total gross inflows 22,616 69,411 Outflows attributable to Athene (9,181) (22,011) Outflows attributable to ADIP (1,457) (4,249) Total gross outflows5 $(10,638) $(26,260) ($ in millions) 3Q'25 Invested Assets Gross invested assets $377,180 Invested assets attributable to ADIP (91,006) Net invested assets1 $286,174 ($ in millions) 3Q'25 YTD'25 Outflows attributable to Athene by type Maturity-driven, contractual-based outflows6, 12 $(5,525) $(11,449) Policyholder-driven outflows7 (3,656) (10,562) Income oriented withdrawals (planned)8 (1,660) (4,949) From policies out-of-surrender-charge (planned)9 (1,093) (3,176) From policies in-surrender-charge (unplanned)10 (903) (2,437) Core outflows (9,181) (22,011) Strategic reinsurance transactions — — Outflows attributable to Athene $(9,181) $(22,011) Annualized rate11 Maturity-driven, contractual-based outflows6,12 (7.9)% (5.7)% Policyholder-driven outflows7 (5.2)% (5.3)% Income oriented withdrawals (planned)8 (2.4)% (2.5)% From policies out-of-surrender-charge (planned)9 (1.5)% (1.6)% From policies in-surrender-charge (unplanned)10 (1.3)% (1.2)% Core outflows (13.1)% (11.0)% Strategic reinsurance transactions —% —% Outflows attributable to Athene (13.1)% (11.0)%

Share Reconciliation 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 Total GAAP Common Stock Outstanding 565,816,456 565,738,933 570,432,275 572,024,038 580,389,090 Non-GAAP Adjustments: Mandatory Convertible Preferred Stock1 14,531,793 14,536,019 14,538,803 14,547,261 14,555,555 Vested RSUs 18,201,439 21,337,132 16,145,959 16,162,939 16,388,324 Unvested RSUs Eligible for Dividend Equivalents 14,274,139 11,455,245 12,646,550 12,749,090 12,931,604 Adjusted Net Income Shares Outstanding 612,823,827 613,067,329 613,763,587 615,483,328 624,264,573 1. Reflects the number of shares of underlying common stock assumed to be issuable upon conversion of the Mandatory Convertible Preferred Stock during each period. 2. Reflects shares issued to the donor-advised fund in February 2025, shares issued in April 2025 in relation to a cashless exercise of 2.6 million vested warrants issued in 2022 and shares issued in September 2025 in connection with the closing of the previously announced acquisition of Bridge. 3. Average cost reflects total capital used for share repurchases in a given period divided by the number of shares purchased. 4. On February 8, 2024, the AGM board of directors approved a share repurchase program, pursuant to which, the Company is authorized to repurchase up to $3.0 billion of shares of its common stock. The share repurchase program may be used to repurchase outstanding shares of common stock as well as to reduce shares that otherwise would have been issued to participants under the Company’s equity incentive plans in order to satisfy associated tax obligations. Share Activity 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 Shares Issued to Employees 430,962 263,340 4,293,251 86,143 294,245 Other Shares Issued2 — — 1,213,003 1,080,041 10,342,223 Shares Repurchased # of Shares 4,492,833 750,336 4,578,770 112,211 2,570,188 Average Cost3 $105.78 $173.35 $157.58 $139.74 $138.69 Capital Utilized $475.2 million $130.1 million $721.5 million $15.7 million $356.5 million Share Repurchase Plan Authorization Remaining4 $1.90 billion $1.77 billion $1.05 billion $1.03 billion $0.68 billion Sharecount Reconciliation 21

Reconciliations and Disclosures

(in millions, except IRR) Vintage Year Total AUM Committed Capital Total Invested Capital Realized Value Remaining Cost Unrealized Value Total Value Gross IRR Net IRR Credit: Accord VI1 2024 $ 1,209 $ 1,701 $ 660 $ 683 $ 40 $ 42 $ 725 17% 11 % Accord I, II, III, III B, IV & V1 Various — 7,992 6,795 7,251 — — 7,251 18 13 Accord+ II 2025 5,415 4,796 3,718 1,307 2,613 2,795 4,102 NM4 NM4 Accord+ 2021 3,149 2,370 7,031 6,393 1,463 1,608 8,001 15 12 ADIP II 2024 6,978 6,016 2,886 — 2,886 3,592 3,592 19 16 ADIP I 2020 5,294 3,254 2,620 1,823 2,597 3,022 4,845 22 18 EPF IV 2023 3,247 3,144 1,754 802 1,149 1,286 2,088 18 11 EPF III 2017 2,382 4,578 5,121 4,668 1,518 1,370 6,038 7 2 Total Credit $ 27,674 $ 33,851 $ 30,585 $ 22,927 $ 12,266 $ 13,715 $ 36,642 Equity: Fund X 2023 $ 21,953 $ 19,877 $ 10,166 $ 2,205 $ 8,943 $ 11,762 $ 13,967 38% 22 % Fund IX 2018 28,689 24,729 23,136 17,073 15,848 23,686 40,759 23 15 Fund VIII 2013 5,700 18,377 16,926 24,414 3,398 3,642 28,056 13 9 Fund VII 2008 — 14,677 16,461 34,294 — — 34,294 33 25 Fund VI 2006 375 10,136 12,457 21,136 405 — 21,136 12 9 Fund V 2001 — 3,742 5,192 12,724 — — 12,724 61 44 Fund I, II, III, IV & MIA2 Various 8 7,320 8,753 17,400 — — 17,400 39 26 Traditional Private Equity Funds3 $ 56,725 $ 98,858 $ 93,091 $ 129,246 $ 28,594 $ 39,090 $ 168,336 39 24 AIOF III 2024 2,442 2,399 669 — 669 769 769 NM4 NM4 AIOF II 2020 2,760 2,542 2,236 1,146 1,455 1,817 2,963 14 9 AIOF I 2018 18 897 803 1,280 — — 1,280 22 16 HVF III5 N/A 3,257 3,265 196 — 196 195 195 NM4 NM4 HVF II 2022 5,423 4,592 4,717 1,364 3,988 4,970 6,334 16 13 HVF I 2019 1,966 3,238 3,698 4,504 814 1,351 5,855 22 17 Total Equity $ 72,591 $ 115,791 $ 105,410 $ 137,540 $ 35,716 $ 48,192 $ 185,732 Investment Record as of September 30, 2025 23 1. Accord funds have investment periods shorter than 24 months, therefore Gross and Net IRR are presented after 12 months of investing. 2. The general partners and managers of Funds I, II and MIA, as well as the general partner of Fund III, were excluded assets in connection with the reorganization of the Company that occurred in 2007. As a result, Apollo did not receive the economics associated with these entities. The investment performance of these funds, combined with Fund IV, is presented to illustrate fund performance associated with Apollo’s investment professionals. 3. Total IRR is calculated based on total cash flows for all funds presented. 4. Data has not been presented as the fund’s effective date is less than 24 months prior to the period indicated and such information was deemed not meaningful. 5. Vintage Year is not yet applicable as the fund has not had its final closing.

($ in millions, except share amounts) 4Q'24 3Q'25 Assets Asset Management Cash and cash equivalents $2,692 $2,768 Restricted cash and cash equivalents 3 19 Investments 6,086 6,288 Assets of consolidated variable interest entities Cash and cash equivalents 158 448 Investments 2,806 4,646 Due from related parties — 21 Other assets 84 114 Due from related parties 584 871 Goodwill 264 1,828 Other assets 2,579 3,466 Retirement Services Cash and cash equivalents 12,733 14,183 Restricted cash and cash equivalents 943 2,767 Investments 262,283 312,358 Investments in related parties 28,884 33,640 Assets of consolidated variable interest entities Cash and cash equivalents 583 1,016 Investments 23,424 26,886 Other assets 565 293 Reinsurance recoverable 8,194 9,948 Deferred acquisition costs, deferred sales inducements and value of business acquired 7,173 8,370 Goodwill 4,063 4,072 Other assets 13,794 15,541 Total Assets $377,895 $449,543 GAAP Balance Sheet (Unaudited) 24

($ in millions, except share amounts) 4Q'24 3Q'25 Liabilities Asset Management Accounts payable, accrued expenses, and other liabilities $3,616 $4,326 Due to related parties 710 1,169 Debt 4,279 4,775 Liabilities of consolidated variable interest entities Accounts payable, accrued expenses, and other liabilities 1,363 3,104 Retirement Services Interest sensitive contract liabilities 253,637 309,737 Future policy benefits 49,902 49,006 Market risk benefits 4,028 4,835 Debt 6,309 7,856 Payables for collateral on derivatives and securities to repurchase 11,652 9,066 Other liabilities 9,784 14,180 Liabilities of consolidated variable interest entities Other liabilities 1,635 1,692 Total Liabilities 346,915 409,746 Redeemable non-controlling interests Redeemable non-controlling interests 16 — Equity Mandatory Convertible Preferred Stock 1,398 1,398 Common Stock, $0.00001 par value, 90,000,000,000 shares authorized, 580,389,090 and 565,738,933 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively — — Additional paid in capital 15,327 16,925 Retained earnings (accumulated deficit) 6,022 7,306 Accumulated other comprehensive income (loss) (5,494) (2,492) Total Apollo Global Management, Inc. Stockholders' Equity 17,253 23,137 Non-controlling interests 13,711 16,660 Total Equity 30,964 39,797 Total Liabilities, Redeemable non-controlling interests and Equity $377,895 $449,543 GAAP Balance Sheet (Unaudited) - cont'd 25

($ in millions) 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 YTD'24 YTD'25 GAAP Net income (loss) attributable to Apollo Global Management, Inc. Common Stockholders $787 $1,462 $418 $605 $1,712 $3,018 $2,735 Preferred dividends 24 24 24 25 24 73 73 Net income (loss) attributable to non-controlling interests 958 176 496 212 725 1,620 1,433 GAAP Net income (loss) $1,769 $1,662 $938 $842 $2,461 $4,711 $4,241 Income tax provision (benefit) 317 62 243 3 438 1,000 684 GAAP Income (loss) before Income tax provision (benefit) $2,086 $1,724 $1,181 $845 $2,899 $5,711 $4,925 Asset Management Adjustments: Equity-based profit sharing expense1 41 141 30 38 35 180 103 Equity-based compensation 72 78 99 102 112 230 313 Net (income) loss attributable to non-controlling interests in consolidated entities (975) (165) (549) (266) (783) (1,675) (1,598) Unrealized performance fees 141 (51) (119) 28 (207) (213) (298) Unrealized profit sharing expense (65) 16 105 (43) 36 129 98 HoldCo interest and other financing costs 21 29 34 36 33 51 103 Unrealized principal investment (income) loss (4) 23 2 (11) 4 (14) (5) Unrealized net (gains) losses from investment activities2 (13) (37) 61 293 (54) (9) 300 Transaction-related costs, restructuring and other non-operating expenses3 60 6 276 70 86 178 432 Retirement Services Adjustments: Investment (gains) losses, net of offsets (628) 265 (151) 509 (463) (482) (105) Non-operating change in insurance liabilities and related derivatives4 513 (483) 367 (149) (174) (363) 44 Integration, restructuring and other non-operating expenses 204 (26) 30 32 36 265 98 Equity-based compensation 12 14 11 11 13 36 35 Segment Income $1,465 $1,534 $1,377 $1,495 $1,573 $4,024 $4,445 HoldCo interest and other financing costs (21) (29) (34) (36) (33) (51) (103) Taxes and related payables (312) (145) (224) (280) (183) (768) (687) Adjusted Net Income $1,132 $1,360 $1,119 $1,179 $1,357 $3,205 $3,655 Notable items (25) — 22 — (25) (25) 10 Tax impact of notable items 5 — (5) — 5 5 (2) Adjusted Net Income, Excluding Notable Items $1,112 $1,360 $1,136 $1,179 $1,337 $3,185 $3,663 1. Equity-based profit sharing expense includes stock-based grants that are tied to realized performance within the Principal Investing segment. 2. In 2Q'25, unrealized net (gains) losses from investment activities includes a $257 million impairment related to an equity investment. 3. Transaction-related costs, restructuring and other non-operating expenses includes: a) contingent consideration, certain equity-based charges, amortization of intangible assets and certain other expenses associated with acquisitions; b) gains (losses) from changes in the tax receivable agreement liability; c) merger-related transaction and integration costs associated with Company’s merger with Athene and d) other non-operating expenses, including the issuance of shares of AGM common stock for charitable contributions. In 1Q’25, other non-operating expenses includes $200 million in charitable contributions related to the issuance of shares to a donor-advised fund. 4. Includes change in fair values of derivatives and embedded derivatives, non-operating change in funding agreements, change in fair value of market risk benefits, and non-operating change in liability for future policy benefits. Reconciliation of GAAP to Non-GAAP Financial Measures 26

Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 27 ($ in millions) 2Q'25 3Q'25 Investments, at fair value $ 1,638 $ 1,752 Equity method investments 1,175 1,387 Other investments — 17 Other1 227 95 Investments, net $ 3,040 $ 3,251 ($ in millions) 2Q'25 3Q'25 Performance allocations $ 3,072 $ 3,595 Incentive fees receivable2 68 57 Profit sharing payable2 (1,904) (2,055) Other1 336 208 Net Accrued Performance Fee Receivable $ 1,572 $ 1,805 ($ in millions) 2Q'25 3Q'25 Investments, at fair value $ 1,638 $ 1,752 Equity method investments 1,175 1,387 Performance allocations 3,072 3,595 Other investments — 17 Total GAAP Investments – Asset Management $ 5,885 $ 6,751 1. Other primarily includes adjustments related to consolidated funds and VIEs. Other also includes amounts related to certain profit sharing arrangements between investments, net and net accrued performance fee receivable. 2. Incentive fees receivable and Profit sharing payable are included within Due from related parties and Accounts payable, accrued expenses, and other liabilities, respectively, on the GAAP balance sheet. ($ in millions) 3Q'25 Total investments, including related parties $ 345,998 Derivative assets (8,884) Cash and cash equivalents (including restricted cash) 16,950 Accrued investment income 3,735 Net receivable (payable) for collateral on derivatives (4,197) Reinsurance impacts (5,904) VIE and VOE assets, liabilities and non-controlling interests 19,199 Unrealized (gains) losses 9,860 Ceded policy loans (161) Net investment receivables (payables) (69) Allowance for credit losses 788 Other investments (135) Total adjustments to arrive at gross invested assets 31,182 Gross invested assets $ 377,180 ACRA non-controlling interests (91,006) Net invested assets $ 286,174

Year ended December 31, ($ in millions) 2016 2017 2018 2019 2020 2021 Net income available to Athene Holding Ltd. common stockholders $ 773 $ 1,358 $ 1,053 $ 2,136 $ 1,446 $ 3,718 Preferred stock dividends — — — 36 95 141 Net income (loss) attributable to non-controlling interest — — — 13 380 (59) Net income $ 773 $ 1,358 $ 1,053 $ 2,185 $ 1,921 $ 3,800 Income tax expense (benefit) (61) 106 122 117 285 386 Income before income tax $ 712 $ 1,464 $ 1,175 $ 2,302 $ 2,206 $ 4,186 Investment gains (losses), net of offsets 47 199 (274) 994 733 1,024 Non-operating change in insurance liabilities and related derivatives, net of offsets1 67 230 242 (65) (235) 692 Integration, restructuring and other non-operating expenses (22) (68) (22) (70) (10) (124) Stock compensation expense (84) (45) (26) (27) (25) (38) Preferred stock dividends — — — 36 95 141 Non-controlling interests - pre-tax income (loss) — — — 13 393 (18) Less: Total adjustments to income before income tax 8 316 (80) 881 951 1,677 Spread related earnings $ 704 $ 1,148 $ 1,255 $ 1,421 $ 1,255 $ 2,509 Reconciliation of GAAP to Non-GAAP Financial Measures - cont'd 28 1. Includes change in fair values of derivatives and embedded derivatives, net of offsets.

• “Segment Income”, or “SI”, is the key performance measure used by management in evaluating the performance of the asset management, retirement services, and principal investing segments. Management uses Segment Income to make key operating decisions such as the following: ▪ decisions related to the allocation of resources such as staffing decisions including hiring and locations for deployment of the new hires; ▪ decisions related to capital deployment such as providing capital to facilitate growth for the business and/or to facilitate expansion into new businesses; ▪ decisions related to expenses, such as determining annual discretionary bonuses and equity-based compensation awards to its employees. With respect to compensation, management seeks to align the interests of certain professionals and selected other individuals with those of the investors in the funds and those of Apollo’s stockholders by providing such individuals a profit sharing interest in the performance fees earned in relation to the funds. To achieve that objective, a certain amount of compensation is based on Apollo’s performance and growth for the year; and ▪ decisions related to the amount of earnings available for dividends to Common Stockholders and holders of RSUs that participate in dividends. Segment Income is the sum of (i) Fee Related Earnings, (ii) Spread Related Earnings, and (iii) Principal Investing Income. Segment Income excludes the effects of the consolidation of any of the related funds, HoldCo interest and other financing costs not attributable to any specific segment, Taxes and Related Payables, transaction-related charges and other non-operating expenses. Transaction-related charges includes equity-based compensation charges, the amortization of intangible assets, contingent consideration, and certain other charges associated with acquisitions, and restructuring charges. Non-operating expenses includes certain charitable contributions and other non- operating expenses. In addition, Segment Income excludes non-cash revenue and expense related to equity awards granted by unconsolidated related parties to employees of the Company, compensation and administrative related expense reimbursements, as well as the assets, liabilities and operating results of the funds and VIEs that are included in the consolidated financial statements. • “Fee Related Earnings”, or “FRE”, is a component of Segment Income that is used to assess the performance of the Asset Management segment. FRE is the sum of (i) management fees, (ii) capital solutions and other related fees, (iii) fee-related performance fees from indefinite term vehicles, that are measured and received on a recurring basis and not dependent on realization events of the underlying investments, excluding performance fees from Athene and performance fees from origination platforms dependent on capital appreciation, and (iv) other income, net, less (a) fee-related compensation, excluding equity-based compensation, (b) non-compensation expenses incurred in the normal course of business, (c) placement fees and (d) non-controlling interests in the management companies of certain funds the Company manages. • “Spread Related Earnings”, or “SRE” is a component of Segment Income that is used to assess the performance of the Retirement Services segment, excluding certain market volatility, which consists of investment gains (losses), net of offsets and non-operating change in insurance liabilities and related derivatives, and certain expenses related to integration, restructuring, equity-based compensation, and other expenses. For the Retirement Services segment, SRE equals the sum of (i) the net investment earnings on Athene’s net invested assets and (ii) management fees received on business managed for others, less (x) cost of funds, (y) operating expenses excluding equity- based compensation and (z) financing costs, including interest expense and preferred dividends, if any, paid to Athene preferred stockholders. • “Principal Investing Income”, or “PII” is a component of Segment Income that is used to assess the performance of the Principal Investing segment. For the Principal Investing segment, PII is the sum of (i) realized performance fees, including certain realizations received in the form of equity, (ii) realized investment income, less (x) realized principal investing compensation expense, excluding expense related to equity-based compensation, and (y) certain corporate compensation and non-compensation expenses. • “Adjusted Net Income” or “ANI” represents Segment Income less HoldCo interest and other financing costs and estimated income taxes. Adjusted Net Income is calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”). Income taxes on FRE and PII represents the total current corporate, local, and non-U.S. taxes as well as the current payable under Apollo’s tax receivable agreement. Income taxes on FRE and PII excludes the impacts of deferred taxes and the remeasurement of the tax receivable agreement, which arise from changes in estimated future tax rates. For purposes of calculating the Adjusted Net Income tax rate, Segment Income is reduced by HoldCo interest and financing costs. Certain assumptions and methodologies that impact the implied FRE and PII income tax provision are similar to those used under U.S. GAAP. Specifically, certain deductions considered in the income tax provision under U.S. GAAP relating to transaction-related costs, equity-based compensation, charitable contributions and tax deductible interest expense are taken into account for the implied tax provision. Income Taxes on SRE represent the total current and deferred tax expense or benefit on income before taxes adjusted to eliminate the impact of the tax expense or benefit associated with the non-operating adjustments. Management believes the methodologies used to compute income taxes on FRE, SRE, and PII are meaningful to each segment and increases comparability of income taxes between periods. • “Spread Related Earnings, Excluding Notable Items” represents SRE with an adjustment to exclude notable items. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. We use this measure to assess the long-term performance of the Retirement Services segment against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the segment. We view this non-GAAP measure as an additional measure that provides insight to management and investors on the historical, period-to-period comparability of the Company’s key non-GAAP operating measures. Definitions 29

• “Adjusted Net Income, Excluding Notable Items” represents ANI with an adjustment related to our Retirement Services segment to exclude notable items. Notable items include unusual variability such as actuarial experience, assumption updates and other insurance adjustments. We use this measure to assess the long-term performance of the business against projected earnings, by excluding items that are expected to be infrequent or not indicative of the ongoing operations of the business. We view this non-GAAP measure as an additional measure that provides insight to management and investors on the historical, period-to-period comparability of the Company’s key non- GAAP operating measures. • “Assets Under Management”, or “AUM”, refers to the assets of the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, including, without limitation, capital that such funds, partnerships and accounts have the right to call from investors pursuant to capital commitments. AUM equals the sum of: 1. the net asset value (“NAV”), plus used or available leverage and/or capital commitments, or gross assets plus capital commitments, of the credit and certain equity funds, partnerships and accounts for which we provide investment management or advisory services, other than certain collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), and certain perpetual capital vehicles, which have a fee-generating basis other than the mark-to-market value of the underlying assets; for certain perpetual capital vehicles in credit, gross asset value plus available financing capacity; 2. the fair value of the investments of equity and certain credit funds, partnerships and accounts Apollo manages or advises, plus the capital that such funds, partnerships and accounts are entitled to call from investors pursuant to capital commitments, plus portfolio level financings; 3. the gross asset value associated with the reinsurance investments of the portfolio company assets Apollo manages or advises; and 4. the fair value of any other assets that Apollo manages or advises for the funds, partnerships and accounts to which Apollo provides investment management, advisory, or certain other investment-related services, plus unused credit facilities, including capital commitments to such funds, partnerships and accounts for investments that may require pre-qualification or other conditions before investment plus any other capital commitments to such funds, partnerships and accounts available for investment that are not otherwise included in the clauses above. Apollo’s AUM measure includes Assets Under Management for which Apollo charges either nominal or zero fees. Apollo’s AUM measure also includes assets for which Apollo does not have investment discretion, including certain assets for which Apollo earns only investment-related service fees, rather than management or advisory fees. Apollo’s definition of AUM is not based on any definition of Assets Under Management contained in its governing documents or in any Apollo Fund management agreements. Apollo considers multiple factors for determining what should be included in its definition of AUM. Such factors include but are not limited to (1) Apollo’s ability to influence the investment decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in its funds; and (3) the AUM measures that Apollo uses internally or believes are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Apollo’s calculation also differs from the manner in which its affiliates registered with the SEC report “Regulatory Assets Under Management” on Form ADV and Form PF in various ways. Apollo uses AUM, Gross capital deployed and Dry powder as performance measurements of its investment activities, as well as to monitor fund size in relation to professional resource and infrastructure needs. • “Fee-Generating AUM” or “FGAUM” consists of assets of the funds, partnerships and accounts to which we provide investment management, advisory, or certain other investment-related services and on which we earn management fees, monitoring fees or other investment-related fees pursuant to management or other fee agreements on a basis that varies among the Apollo funds, partnerships and accounts. Management fees are normally based on “net asset value,” “gross assets,” “adjusted par asset value,” “adjusted cost of all unrealized portfolio investments,” “capital commitments,” “adjusted assets,” “stockholders’ equity,” “invested capital” or “capital contributions,” each as defined in the applicable management agreement. Monitoring fees, also referred to as advisory fees, with respect to the structured portfolio company investments of the funds, partnerships and accounts we manage or advise, are generally based on the total value of such structured portfolio company investments, which normally includes leverage, less any portion of such total value that is already considered in Fee-Generating AUM. Definitions - cont'd 30

• “Performance Fee-Eligible AUM” or “PFEAUM” refers to the AUM that may eventually produce performance fees. All funds for which we are entitled to receive a performance fee allocation or incentive fee are included in Performance Fee-Eligible AUM, which consists of the following: • “Performance Fee-Generating AUM”, which refers to invested capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services, that is currently above its hurdle rate or preferred return, and profit of such funds, partnerships and accounts is being allocated to, or earned by, the general partner in accordance with the applicable limited partnership agreements or other governing agreements; • “AUM Not Currently Generating Performance Fees”, which refers to invested capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services that is currently below its hurdle rate or preferred return; and • “Uninvested Performance Fee-Eligible AUM”, which refers to capital of the funds, partnerships and accounts we manage, advise, or to which we provide certain other investment-related services that is available for investment or reinvestment subject to the provisions of applicable limited partnership agreements or other governing agreements, which capital is not currently part of the NAV or fair value of investments that may eventually produce performance fees allocable to, or earned by, the general partner. • “ACRA” refers to Athene Co-Invest Reinsurance Affiliate Holding Ltd, together with its subsidiaries (“ACRA 1”), and Athene Co-Invest Reinsurance Affiliate Holding 2 Ltd, together with its subsidiaries (“ACRA 2”). • “ADIP” refers to Apollo/Athene Dedicated Investment Program (“ADIP I”) and Apollo/Athene Dedicated Investment Program II (“ADIP II”), funds managed by Apollo including third-party capital that, through ACRA, invest alongside Athene in certain investments. • “Adjusted Net Income Shares Outstanding” or “ANI Shares Outstanding” consists of total shares of Common Stock outstanding, RSUs that participate in dividends, and shares of Common Stock assumed to be issuable upon the conversion of the shares of Mandatory Convertible Preferred Stock. • “Appreciation (depreciation)” of flagship private equity and hybrid value funds refers to gain (loss) and income for the periods presented on a total return basis before giving effect to fees and expenses. The performance percentage is determined by dividing (a) the change in the fair value of investments over the period presented, minus the change in invested capital over the period presented, plus the realized value for the period presented, by (b) the beginning unrealized value for the period presented plus the change in invested capital for the period presented. Returns over multiple periods are calculated by geometrically linking each period’s return over time. • “Athene” refers to Athene Holding Ltd. (together with its subsidiaries, “Athene”), a subsidiary of the Company and a leading retirement services company that issues, reinsures and acquires retirement savings products designed for the increasing number of individuals and institutions seeking to fund retirement needs, and to which Apollo, through its consolidated subsidiary Apollo Insurance Solutions Group LP (“ISG”), provides asset management and advisory services. • “Athora” refers to a strategic platform that acquires or reinsures blocks of insurance business in the German and broader European life insurance market (collectively, the “Athora Accounts”). • “Capital solutions fees and other, net” primarily includes transaction fees earned by Apollo Capital Solutions (“ACS”) related to underwriting, structuring, arrangement and placement of debt and equity securities, and syndication for funds managed by Apollo, portfolio companies of funds managed by Apollo, and third parties. Capital solutions fees and other, net also includes advisory fees for the ongoing monitoring of portfolio operations, directors' fees, as well as fees and earnings related to property management activities. These fees also include certain offsetting amounts, including reductions in management fees related to a percentage of these fees recognized (“management fee offset”), and other additional revenue sharing arrangements, including with certain subsidiaries and other affiliates. • “Cost of Funds” includes liability costs related to cost of crediting on both deferred annuities and institutional products as well as other liability costs, but does not include the proportionate share of the ACRA cost of funds associated with the non-controlling interests. While we believe cost of funds is a meaningful financial metric and enhances the understanding of the underlying profitability drivers of our retirement services business, it should not be used as a substitute for total benefits and expenses presented under U.S. GAAP. • “Dry Powder” represents the amount of capital available for investment or reinvestment subject to the provisions of the applicable limited partnership agreements or other governing agreements of the funds, partnerships and accounts we manage. Dry powder excludes uncalled commitments which can only be called for fund fees and expenses and commitments from perpetual capital vehicles. • “Fees and earnings related to property management activities” includes property management and other fees of $10 million net of certain compensation expense of $4 million and non-compensation expense of $2 million for 3Q'25 and YTD'25. • “FRE Compensation Ratio” is calculated as fee-related compensation divided by fee-related revenues (which includes management fees, capital solutions fees and other, net, and fee-related performance fees). • “FRE Margin” is calculated as Fee Related Earnings divided by fee-related revenues (which includes management fees, capital solutions fees and other, net, and fee-related performance fees). • “Gross Capital Deployment” represents the gross capital that has been invested by the funds and accounts we manage during the relevant period, but excludes certain investment activities primarily related to hedging and cash management functions at the firm. Gross Capital Deployment is not reduced or netted down by sales or refinancings, and takes into account leverage used by the funds and accounts we manage in gaining exposure to the various investments that they have made. 31 Definitions - cont'd

• “Gross IRR” of accord series, ADIP funds and the European principal finance funds represents the annualized return of a fund based on the actual timing of all cumulative fund cash flows before management fees, performance fees allocated to the general partner and certain other expenses. Calculations may include certain investors that do not pay fees. The terminal value is the net asset value as of the reporting date. Non-U.S. dollar denominated (“USD”) fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • “Gross IRR” of a traditional private equity or hybrid value fund represents the cumulative investment-related cash flows (i) for a given investment for the fund or funds which made such investment, and (ii) for a given fund, in the relevant fund itself (and not any one investor in the fund), in each case, on the basis of the actual timing of investment inflows and outflows (for unrealized investments assuming disposition on September 30, 2025 or other date specified) aggregated on a gross basis quarterly, and the return is annualized and compounded before management fees, performance fees and certain other expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • “Gross IRR” of infrastructure funds represents the cumulative investment-related cash flows in the fund itself (and not any one investor in the fund), on the basis of the actual timing of cash inflows and outflows (for unrealized investments assuming disposition on September 30, 2025 or other date specified) starting on the date that each investment closes, and the return is annualized and compounded before management fees, performance fees, and certain other expenses (including interest incurred by the fund itself) and measures the returns on the fund’s investments as a whole without regard to whether all of the returns would, if distributed, be payable to the fund’s investors. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, gross IRRs at the fund level will differ from those at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Gross IRR does not represent the return to any fund investor. • “Gross Return” for credit funds is the monthly or quarterly time-weighted return that is equal to the percentage change in the value of a fund’s portfolio, adjusted for all contributions and withdrawals, before the effects of management fees, incentive fees allocated to the general partner, and other fees and expenses. Returns for these categories are calculated for all funds and accounts in the respective strategies excluding assets managed for Athene, Athora, and certain other entities where Apollo manages or may manage a significant portion of the total company assets, or where Apollo only provides certain other investment-related services. Certain funds and accounts that have elected not to use fair-value accounting standards are also excluded due to the lack of returns. Returns for the Asset-Backed Finance strategy excludes CRE Debt and ACTC funds. Returns of CLOs represent the gross returns on assets. Returns over multiple periods are calculated by geometrically linking each period’s return over time. • “HoldCo” refers to Apollo Global Management, Inc. • “Inflows” within the Asset Management segment represents (i) at the individual strategy level, subscriptions, commitments, and other increases in available capital, such as acquisitions or leverage, net of inter-strategy transfers, and (ii) on an aggregate basis, the sum of inflows across the credit and equity strategies. • “Mandatory Convertible Preferred Stock” refers to the 6.75% Series A Mandatory Convertible Preferred Stock of AGM. • “Net Invested Assets” represent the investments that directly back Athene's net reserve liabilities as well as surplus assets. Net invested assets is used in the computation of net investment earned rate, which is used to analyze the profitability of Athene’s investment portfolio. Net invested assets include (a) total investments on the statements of financial condition, with AFS securities, trading securities and mortgage loans at cost or amortized cost, excluding derivatives, (b) cash and cash equivalents and restricted cash, (c) investments in related parties, (d) accrued investment income, (e) VIE and VOE assets, liabilities and non-controlling interest adjustments, (f) net investment payables and receivables, (g) policy loans ceded (which offset the direct policy loans in total investments) and (h) an adjustment for the allowance for credit losses. Net invested assets exclude the derivative collateral offsetting the related cash positions. Athene includes the underlying investments supporting its assumed funds withheld and modco agreements and excludes the underlying investments related to ceded reinsurance transactions in its net invested assets calculation in order to match the assets with the income received. Athene believes the adjustments for reinsurance provide a view of the assets for which it has economic exposure. Net invested assets include Athene’s proportionate share of ACRA investments, based on its economic ownership, but do not include the proportionate share of investments associated with the non-controlling interests. Net invested assets are averaged over the number of quarters in the relevant period to compute a net investment earned rate for such period. While Athene believes net invested assets is a meaningful financial metric and enhances the understanding of the underlying drivers of its investment portfolio, it should not be used as a substitute for total investments, including related parties, presented under U.S. GAAP. • “Net Investment Earned Rate” is computed as the income from Athene's net invested assets divided by the average net invested assets for the relevant period, presented on an annualized basis for interim periods. • “Net Investment Spread” measures Athene's investment performance plus its strategic capital management fees, less its total cost of funds. Net investment earned rate is a key measure of Athene's investment performance while cost of funds is a key measure of the cost of its policyholder benefits and liabilities. • “Net IRR” of accord series, ADIP funds and the European principal finance funds represents the annualized return of a fund after management fees, performance fees allocated to the general partner and certain other expenses, calculated on investors that pay such fees. The terminal value is the net asset value as of the reporting date. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. 32 Definitions - cont'd

• “Net IRR” of a traditional private equity or hybrid value fund represents the gross IRR applicable to a fund, including returns for related parties which may not pay fees or performance fees, net of management fees, certain expenses (including interest incurred or earned by the fund itself) and realized performance fees all offset to the extent of interest income, and measures returns at the fund level on amounts that, if distributed, would be paid to investors of the fund. The timing of cash flows applicable to investments, management fees and certain expenses, may be adjusted for the usage of a fund’s subscription facility. To the extent that a fund exceeds all requirements detailed within the applicable fund agreement, the estimated unrealized value is adjusted such that a percentage of up to 20.0% of the unrealized gain is allocated to the general partner of such fund, thereby reducing the balance attributable to fund investors. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. • “Net IRR” of infrastructure funds represents the cumulative cash flows in a fund (and not any one investor in the fund), on the basis of the actual timing of cash inflows received from and outflows paid to investors of the fund (assuming the ending net asset value as of September 30, 2025 or other date specified is paid to investors), excluding certain non-fee and non-performance fee bearing parties, and the return is annualized and compounded after management fees, performance fees, and certain other expenses (including interest incurred by the fund itself) and measures the returns to investors of the fund as a whole. Non-USD fund cash flows and residual values are converted to USD using the spot rate as of the reporting date. In addition, net IRR at the fund level will differ from that at the individual investor level as a result of, among other factors, timing of investor-level inflows and outflows. Net IRR does not represent the return to any fund investor. • “Origination” represents (i) capital that has been invested in new equity, debt or debt-like investments by Apollo's equity and credit strategies (whether purchased by funds and accounts managed by Apollo, or syndicated to third parties) where Apollo or one of Apollo's origination platforms has sourced, negotiated, or significantly affected the commercial terms of the investment; (ii) new capital pools formed by debt issuances, including CLOs; and (iii) net purchases of certain assets by the funds and accounts we manage that we consider to be private, illiquid, and hard to access assets and which the funds and accounts otherwise may not be able to meaningfully access. Origination generally excludes any issuance of debt or debt-like investments by the portfolio companies of the funds we manage. • “Other operating expenses” within the Principal Investing segment represents expenses incurred in the normal course of business and includes allocations of non-compensation expenses related to managing the business. • “Other operating expenses” within the Retirement Services segment represents expenses incurred in the normal course of business inclusive of compensation and non-compensation expenses, but does not include the proportionate share of the ACRA operating expenses associated with the non-controlling interests. • “Perpetual capital” refers to assets under management of certain vehicles with an indefinite duration, which assets may only be withdrawn under certain conditions or subject to certain limitations, including satisfying required hold periods or percentage limits on the amounts that may be redeemed over a particular period. The investment management, advisory or other service agreements with our perpetual capital vehicles may be terminated under certain circumstances. • “PII Compensation Ratio” is calculated as Principal investing compensation divided by the sum of realized performance fees and realized investment income. • “Principal investing compensation” within the Principal Investing segment represents realized performance compensation, distributions related to investment income and dividends, and includes allocations of certain compensation expenses related to managing the business. • “Realized Value” refers to all cash investment proceeds received by the relevant Apollo fund, including interest and dividends, but does not give effect to management fees, expenses, incentive compensation or performance fees to be paid by such Apollo fund. • “Redding Ridge” refers to Redding Ridge Asset Management, LLC and its subsidiaries, which is a standalone, self-managed asset management business established in connection with risk retention rules that manages CLOs and retains the required risk retention interests. • “Remaining Cost” represents Total Invested Capital, reduced for any return of capital proceeds received to date. • “Total Invested Capital” refers to the aggregate cash invested by the relevant Apollo fund and includes capitalized costs relating to investment activities, if any, but does not give effect to cash pending investment or available for reserves and excludes amounts, if any, invested on a financed basis with leverage facilities. • “Total Value” represents the sum of the total Realized Value and Unrealized Value of investments. • “Unrealized Value” refers to the fair value consistent with valuations determined in accordance with GAAP, for investments not yet realized and may include payments in kind, accrued interest and dividends receivable, if any, and before the effect of certain taxes. In addition, amounts include committed and funded amounts for certain investments. • “Vintage Year” refers to the year in which a fund’s final capital raise occurred, or, for certain funds, the year of a fund’s effective date or the year in which a fund’s investment period commences pursuant to its governing agreements. Definitions - cont'd 33

In this presentation, references to “Apollo,” “we,” “us,” “our” and the “Company” refer collectively to Apollo Global Management, Inc. and its subsidiaries, or as the context may otherwise require. This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, discussions related to Apollo’s expectations regarding the performance of its business, its liquidity and capital resources and other non-historical statements. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this presentation, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks relating to inflation, interest rate fluctuations and market conditions generally, international trade barriers, domestic or international political developments and other geopolitical events, including geopolitical tensions and hostilities, the impact of energy market dislocation, our ability to manage our growth, our ability to operate in highly competitive environments, the performance of the funds we manage, our ability to raise new funds, the variability of our revenues, earnings and cash flow, the accuracy of management’s assumptions and estimates, our dependence on certain key personnel, our use of leverage to finance our businesses and investments by the funds we manage, Athene’s ability to maintain or improve financial strength ratings, the impact of Athene’s reinsurers failing to meet their assumed obligations, Athene’s ability to manage its business in a highly regulated industry, changes in our regulatory environment and tax status, and litigation risks, among others. Apollo believes these factors include but are not limited to those described under the section entitled “Risk Factors” in our annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2025, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in other filings with the SEC. Apollo undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This presentation does not constitute an offer of any Apollo fund. 34 Forward-Looking Statements